MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

JULY 31, 2006

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	July 31,	January 31,
ASSETS	2006	2006
Current Assets	(unaudited)
Cash	$19,163	$12,418
Accounts receivable, net (Note 3)	149,538	152,763
Prepaid Expenses	214,194	-
Total Current Assets	382,895	165,181

Fixed assets, net (Note 5)	478,824	465,590
Master records, net (Note 6)	-	128,621
Note Receivable-Gladiator (Note 4)	-	-
Deposits	225,486	183,486
Other	16,010	16,010

TOTAL ASSETS	$1,103,215	$958,888

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$325,886	$291,642
Sales tax payable	892	892
Payroll taxes payable	101,833	26,291
Accrued Offices' Compensation	147,000	-
Equipment loan - current portion (Note 9)	14,924	14,924
Loans payable (Note 8)	440,000	440,000
Due to related party	67,970	-
Payable to shareholders (Note 7)	169,118	355,186
Total Current Liabilities	1,267,623	1,128,935

Equipment Loan Payable (Note 9)	55,538	65,449
TOTAL LIABILITIES	1,323,161	1,194,384

Commitments and contingencies (Note 11)	-	-

Stockholders' Deficit
Preferred stock, $.001 par value, 20,000,000 shares authorized, 2,500,000 shares issued and outstanding (Note 10)	2,500	2,500

Common stock, $.001 par value, 70,000,000 shares authorized, 5,077,446 and 3,175,000 shares issued and outstanding (Note 10)	5,077	3,175

Additional paid-in capital	3,967,746	2,629,328
Accumulated Deficit	(4,195,269)	(2,870,499)

Total Stockholders' Deficit	(219,946)	(235,496)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,103,215	$958,888

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended July 31,		Three Months Ended July 31,		Year Ended January 31,
	2006	2005	2006	2005	2006	2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
Advertising revenues	$1,533,393	1,185,606	$838,024	574,229	$2,598,148	$81,430
Other revenues	10,800	197,404	10,800	114,324	150,620	112,372

Total Revenues	1,544,193	1,383,010	848,824	688,553	2,748,768	193,802

Operating Expenses:
Airlease	1,014,838	763,552	568,588	256,373	2,072,929	-
General and administrative	1,625,283	1,112,173	864,269	586,715	2,274,604	734,464
Depreciation and amortization	200,330	115,933	166,126	69,331	631,796	58,863

	2,840,451	1,991,658	1,598,983	912,419	4,979,329	793,327

Net loss from operations	(1,296,258)	(608,648)	(750,159)	(223,866)	(2,230,561)	(599,525)

Other Expenses:
Interest	28,512	3,739	14,532	3,739	40,413	-

Net loss before tax benefit	(1,324,770)	(612,387)	(764,691)	(227,605)	(2,270,974)	(599,525)

Tax benefit					-	-

Net loss	$(1,324,770)	$(612,387)	$(764,691)	$(227,605)	$(2,270,974)	$(599,525)

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended July 31,				Year Ended January 31,
	2006		2005		2006	2005
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss		$(1,324,770)		$(612,387)	$(2,270,974)	$(599,525)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation and amortization		200,330		115,933	631,796	58,863
Allowance for doubtful accounts		-			13,000	-
Changes in operating assets and liabilities:
(Increase) in accounts receivable		3,225		(170,223)	(90,078)	(62,685)
(Increase) decrease in advances					17,650	(17,650)
(Increase) decrease in prepaid expenses		(214,194)		-
(Increase) decrease in other current assets				(30,000)
(Increase) in other				(10,410)	(14,660)	(1,350)
Increase (decrease) in bank overdraft		-		-	(12,660)	12,660
Increase (decrease) in bank overdraft
Increase in accounts payable		34,243		198,821	273,185	18,457
Increase in sales tax payable		-		-	34	858
Increase in accrued officers' compensation		147,000		-	-	-
Increase in due from related party		67,970			-	-
Increase in payroll liabilities		75,542		19,385	10,269	16,022
Total adjustments		314,117		123,506	828,536	25,175
NET CASH USED BY OPERATING ACTIVITIES		(1,010,653)		(488,881)	(1,442,438)	(574,350)

CASH FLOWS FROM INVESTING ACTIVITIES:
Master records		-		(364,138)	(298,539)	(376,461)
Fixed assets		(84,944)		(113,772)	(335,571)	(136,513)
Investment in Gladiator		-		(260,000)	(260,000)	-
Deposits		(42,000)		(222,700)	(172,486)	(11,000)
CASH USED BY INVESTING ACTIVITIES		(126,944)		(960,610)	(1,066,596)	(523,974)

CASH FLOWS FROM FINANCING ACTIVITIES:
Loan proceeds, net of repayments		(9,911)		36,188	1,135,559	-
Capital contributions		(446,068)		700,000	710,673	1,098,544
Sale of common stock		1,600,321		727,454	675,000	-
CASH PROVIDED BY FINANCING ACTIVITIES		1,144,342		1,463,642	2,521,232	1,098,544

NET INCREASE IN CASH		6,745		14,151	12,198	220

CASH: Beginning of period		12,418		(12,440)	220	-
End of period		$19,163		$1,711	$12,418	$220

Supplemental disclosure of noncash financing and investing activities:
Cash paid during the period for income taxes		$1,675		$2,730	$-	$-
Cash paid during the period for interest		$28,512		$3,739	$-	$-
Non Cash Investing Activities:
Equipment contributed for common stock	$		$		$37,877	$109,243
Stock issued for Echo Broadcasting	$		$		$3,666	$-

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED JANUARY 31, 2006 AND 2005 AND THE UNAUDITED SIX AND THREE MONTHS ENDED JULY 31, 2006

							Total
	Preferred Stock		Common Stock		Additional		Stockholders'
	($.001 par value)		($.001 par value)		Paid-In	Accumulated	Equity
	Shares	Amount	Shares	Amount	Capital	Deficit	(Deficit)

Balance February 3, 2004	-	$-	-	$-	$-	$-	$-

Capital contribution	-	-	666,665	667	1,207,120	-	1,207,787

Loss for year ended
January 31, 2005	-	-	-	-	-	(599,525)	(599,525)

Balance January 31, 2005	-	-	666,665	667	1,207,120	(599,525)	608,262

Shares issued to purchase
Echo Broadcasting Group, Inc	1,833,335	1,833	1,833,335	1,833	-	-	3,666

Capital contribution	666,665	667	-	-	747,883	-	748,550

Sale of common stock	-	-	675,000	675	674,325	-	675,000

Loss for year ended
January 31, 2006	-	-	-	-	-	(2,270,974)	(2,270,974)

Balance January 31, 2006	2,500,000	2,500	3,175,000	3,175	2,629,328	(2,870,499)	(235,496)

Sale of common stock	-	-	420,000	420	249,580		250,000

Stock issued to pay for
lender's fees			100,000	100	9,900		10,000

Stock issued for conversion of loans to shareholders			1,045,257	1,045	842,086		843,131

Stock issued in exchange for lease commitments			337,189	337	236,852		237,189

Loss for six months ended July 31, 2006	-	-	-	-	-	(1,324,770)	(1,324,770)

Balance April 30, 2006	2,500,000	$2,500	5,077,446	$5,077	$3,967,746	$(4,195,269)	$(219,946)

The accompanying notes are an integral part of these financial statements.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 1-ORGANIZATION AND NATURE OF BUSINESS

Mega Media Group, Inc. (the “Company”) was incorporated in New York State on February 3, 2004. The Company is a multi-media holding company with five wholly owned subsidiaries. The Company’s focus is mainstream entertainment and media and Russian ethic media. The corporate headquarters is located in Brooklyn, NY. All references to the year ending January 31, 2005 are for the period February 3, 2004 (date of inception) to January 31, 2005.

As reflected in the accompanying combined financial statements, the Company has an accumulated deficit of $2,870,499 at January 31, 2006 that includes a loss of $2,270,974 for the year ended January 31, 2006 and a working capital deficiency of $963,754. The Company’s shareholders have funded the losses and cash shortfalls allowing management to develop sales and contingency plans. The Company’s also arranging for additional funding. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders’ investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis Of Consolidation

The accompanying consolidated financial statements include the accounts of Mega Media Group, and its subsidiaries Mega Media Film, Inc., Mega Media Studios, Inc., Mega Media Records, Inc., VSE Magazine, Inc., and Echo Broadcasting Group, Inc. All significant intercompany balances and transactions have been eliminated.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affects the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash And Cash Equivalents

Short-term investments with an original maturity of three months or less are considered to be cash equivalents.

Depreciation and Amortization

The cost of furniture and equipment is depreciated over the estimated useful lives of the related assets. The cost of leaseholds improvements is amortized over the lesser of the length of the related lease or the estimated useful life of the assets. Depreciation is computed on a straight line basis, with lives ranging from 3 to 7 years. Leasehold improvements are amortized over the life of the lease.

Master Records

The Company records the cost of a record master borne by the Company as an asset if the past performance and current popularity of the artist provides a sound basis for estimating that the cost will be recovered from future sales. Otherwise, that cost is charged to expense. The amount recognized as an asset is amortized over the estimated life of the recorded performance.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to a allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Revenue Recognition

Radio broadcasting revenue is recognized as advertisements or programs are broadcast and is generally billed monthly. The Company earns other income from fees for services performed and the production of advertisements. Revenue is realized when the service is performed in accordance with the terms of the contractual arrangement, and collection is reasonably assured. Salaries and other production costs are charged to expense at the time incurred.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

Due to their short maturity, the carrying amounts of accounts and notes receivable, accounts payable, accrued liabilities, and short-term borrowings approximated their fair values at January 31, 2006.

Income Taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or all of the asset will not be realized.

NOTE 3- ACCOUNTS RECEIVABLE

	July 31,	January 31,
Accounts receivable consist of the following:	2006	2006
Accounts receivable-trade	$162,538	$165,763
Allowance for doubtful accounts	(13,000)	(13,000)
	$149,538	$152,763

NOTE 4- NOTE RECEIVABLE GLADIATOR

The Company has entered into a joint venture agreement with Gladiator Championship Wrestling Corp. (“Gladiator”) to stage a wrestling event in Puerto Rico. The event was originally scheduled to take place on July 16, 2005, but had to be delayed. The Company funded the event with an initial payment of $260,000 to Gladiator and under the terms of a licensing agreement received exclusive rights to distribute films, tapes, reports, books, and manuals of the event. Gladiator issued a Promissory Note to the Company payable on July 17, 2005, the day after the original date of the event. The Company is guaranteed the first $260,000 from ticket sales and is entitled to 50% of all additional profits from the event. The Company borrowed the $260,000 funding from a shareholder. Under the terms of the agreement with the Company, the shareholder is entitled to repayment of the loan from the first monies the Company receives, and the shareholder is to receive 50% of the Company’s earnings from the event after repayment of the loan. The shareholder note does not have to be repaid if the Gladiator note is not paid. For financial statement purposes the Note Receivable-Gladiator and Note

Payable-Shareholder are reflected net as follows:
Note Receivable – Gladiator	$260,000
Note Payable – Shareholder	(260,000)
$-

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 5- FIXED ASSETS

	July31,	January 31,
	2006	2006
Fixed Assets consist of the following:
Equipment	$318,917	$297,862
Leasehold	290,634	230,969
Furniture	7,547	7,547
Trucks	94,288	94,288
Computer software	12,127	7,904
	723,513	638,570
Less accumulated depreciation	244,689	172,980
	$478,824	$465,590
 NOTE 6- INTANGIBLE ASSETS

	July 31,	January 31,
	2006	2006
Master records consist of the following:
Master records	$675,000	$675,000
Less accumulated amortization	675,000	546,379
	$-	$128,621

NOTE 7- LOANS PAYABLE TO SHAREHOLDERS

Shareholders have made loans to the Company and have waived any interest on the loans. The $260,000 loan used to fund the Note Receivable-Gladiator is not included here, but as described in Note 3 has been netted against the receivable.

At January 31, 2006 loans payable to shareholders of $355,186 mature in various amounts from July 1, 2006 to November 11, 2006 and have a stated interest rate of 9%.

At April 30, 2006 total loans payable to shareholders of $659,886 mature in various amounts from July 1, 2006 to November 11, 2006 and have a stated interest rate of 9%.

On May 4th, 2006 the company enetered into debt conversion agreements with company's shareholders according to which all loans from shareholders in the amount of 1,054,257 shall be converted into shares of common stock at the conversion price of $1.00 per share. Additionally, certain shareholders have made and will be making future payments for leased equipment in the amount of $337,189.

NOTE 8- LOANS PAYABLE

During fiscal 2006, the Company borrowed two loans of $220,000 each, a total of $440,000 payable on June 7, 2006. ("STATUS") Extended for 12 months

The interest rate is the UBS Rate plus 5.5%.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 9- EQUIPMENT LOANS PAYABLE

	July 31,	January 31,
	2006	2006
Equipment loans consist of the following:
Raritan Bay FCU ("RBFCU")	$45,414	$50,150
Chrysler Credit ("CC")	25,048	30,223
	70,462	80,373
Less current portion	14,924	14,924
	$55,538	$65,449

The loan from RBFCU is payable in 72 monthly loan payments of $899 that include principal and interest at 6.75% per annum and matures on September 1, 2011. The loan is secured by the vehicle purchased.

The loan payable CC is payable in 60 monthly payments of $782 which includes principal and interest at 6.75% per annum and matures on July 9, 2010. The loan is secured by the truck purchased.

NOTE 10- PREFERRED AND COMMON STOCK

During the fiscal year ended January 31, 2006:

In November and December 2005 the Company sold 675,000 of its $.001 par value common shares to unrelated investors in a private placement for $1.00 per share for proceeds of $675,000.

The Company issued 666,665 $.001 par value preferred shares for cash and fixed assets contributed by its shareholders in the amount of $748,550. Fixed assets of $37,877 included in the contribution were valued at cost.

In October, 2005 the Company acquired Echo Broadcasting Group, Inc. ("Echo") for 1,833,355 $.001 par value preferred shares and 1,833,355 $.001 par value common shares. The shares issued were valued at $3,666 which approximated the historical cost of Echo.

During fiscal 2005 the Company issued 666,665 $.001 par value common shares for cash and fixed assets contributed by its founders in the amount of $1,207,787. Fixed assets of $109,243 included in the contribution were valued at cost.

The preferred stock is convertible into common shares based upon a conversion ratio that depends upon the Company meeting various revenue and profit targets to be defined by the Board of Directors.

During the six month ended July 31, 2006:

Company sold 420,000 of its $.001 par value common shares to unrelated investors in a private placements for $1.00 and $0.50 per share for proceeds of $250,000.

Company issued 100,000 of its $.001 par value common shares to unrelated investor in consideration for the finder's fee valued at $10,000.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

Airtime Agreement (Lease)

The Company has an agreement (the "Agreement") with Island Broadcasting Company (the "Licensee") for airtime. Pursuant to the Agreement the Company has purchased airtime for the period November 1, 2005 to July 1, 2010. However, after July 1, 2006 the Licensee may terminate the Agreement upon 90 days notice to the Company. Per the Agreement the airtime is paid monthly. Airtime lease expense for 2006 was $2,072,929.

Remaining commitments under the Agreement are as follows:

Year Ending January 31,
2007	$2,099,500
2008	2,204,475
2009	2,314,699
2010	2,430,434
2011	1,033,181
$10,082,289

Premises and Equipment

The Company has entered into lease agreements for office space and equipment, which expire at various times through April 2009. During the years ended January 31, 2006 and 2005 the Company paid $135,112 and $56,576 in rent expense respectfully. Remaining commitments under the operating leases mature as follows:

Year Ending January 31,
2007	$192,190
2008	148,616
2009	125,762
2010	15,105
$481,673

On May 1, 2006 the Company has entered into a new lease agreement for office space, which expire on April 30, 2011. The commitments under the lease agreement mature as follows:

Year Ending January 31,

2007	$126,000
2008	173,040
2009	179,958
2010	187,158
2011	194,646
2012	49,134
$909,936

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 12- INCOME TAXES

The components of the Company's tax provision are as follows:

	2006	2005
Current income tax (benefit) expense	$(1,080,000)	$(269,000)
Deferred income tax expense (benefit)	1,080,000	269,000
	$-	$-

The reconciliation of the income tax computed at the U.S. Federal statutory rate to income tax expense for the periods ended January 31, 2006 and 2005:

	2006	2005
Tax expense (benefit) at Federal rate (34%)	$(815,000)	$(203,000)
State and local income tax, net of Federal benefit	(265,000)	(66,000)
Change in valuation allowance	1,080,000	269,000
Net income tax (benefit)	$-	$-

Deferred income taxes reflect the net income tax effect of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and amounts used for income taxes. The Company's deferred income tax assets and liabilities consist of the following at January 31, 2006:

Net operating loss carryforward	$1,349,000
Deferred tax assets	1,349,000
Valuation allowance	(1,349,000)
Net Deferred tax assets	$-

Net operating loss carryforwards totaled approximately $3,000,000 at January 31, 2006 which expire in various amounts in 2025 and 2026. After consideration of all the evidence, both positive and negative, management has recorded a valuation allowance at January 31, 2006 due to the uncertainty of realizing the deferred tax assets.

Utilization of the Company's net operating loss carryforwards are limited based on changes in ownership as defined in Internal Revenue Code Section 382.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 13- ACQUISITION

On August 11, 2006 Edulink Inc. acquired all of the stock of Mega media Group. This acquisition has been accounted as a reverse merger with Mega Media Group being the acquirer. Once the shares of Edulink Inc.'s are available fro issuance, Mega Media Group will own 90 % of the company. The name of the company will be changed from Edulink, Inc to Mega Media Group.

NOTE 14- SUBSEQUENT EVENTS

Preferred Stock

In August 2006 the Company issued 11,992,000, $.001 par value, preferred shares for past and future services performed by its officers, directors, employees and consultants.

The preferred stock is convertible into common shares in 18 months after the issuance based upon a 2 to 1 conversion ratio. The shares of preferred stock have preferential treatment in case of liquidation. Each share of the preferred stock has 5 voting rights.

MEGA MEDIA GROUP, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts and Disclosures at and for the Six Months
Ended July 31, 2006 and 2005 Are Unaudited)

NOTE 15- QUARTERLY INFORMATION
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended

	$7/31/2006	$7/31/2005
Revenues:
Advertising revenues	838,024	574,229
Other revenues	10,800	114,324

Total Revenues	848,824	688,553

Operating Expenses:
Airlease	568,588	256,373
General and administrative	864,269	586,715
Depreciation and amortization	166,126	69,331

	1,598,983	912,419

Net loss from operations	(750,159)	(223,866)

Other Expenses:
Interest	14,532	3,739

Net loss before tax benefit	(764,691)	(227,605)

Tax benefit

Net loss	$(764,691)	$(227,605)

Introduction to Unaudited Pro Forma Consolidated Financial Statements

The reverse merger which was completed August 11, 2006 as if it had occurred on February 1, 2005. In a transaction accounted for as a reverse merger, Mega Media Group, Inc. itreated as the accounting acquirer.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Edulink, Inc. would have been assuming the transactions had been completed as set forth above, nor do they purport torepresent Edulink, Inc.'s rewsults of operations for future periods.

The following unaudited pro forma consolidated balance sheet reflects adjustments to the Edulink, Inc. historical balance sheet at December 31, 2005 to give effect to this reverse merger.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Mega Media Group, Inc. which are included in this form 8-K and the historical financial statements of Edulink, Inc. which are included with itsfilings to the SEC.

EDULINK
UNAUDITED PRO FORMA CONDENCED CONSOLIDATED BALANCE SHEET
JANUARY 31, 2006

			Proforma Adjustments		Consolidated
ASSETS	Edulink (a)	Mega Media	Amount	Explanation	Balance
Current Assets:
Cash	$-	$12,418			$12,418
Accounts receivable, net	-	152,763			152,763
Total Current Assets	-	165,181	-		165,181

Other Assets:
Fixed Assets, net	-	465,590			465,590
Master records, net	-	128,621			128,621
Note Receivable - Gladiator	-	-			-
Deposits	-	183,486			183,486
Other	-	16,010			16,010

TOTAL ASSETS	$-	$958,888	$-		$958,888

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$129,293	$291,642			420,935
Taxes payable	3,000	27,183			30,183
Accrued Officers' Compensation	154,981	-			154,981
Equipment loan - current portion	-	14,924			14,924
Loans payable	212,366	440,000			652,366
Accrued interest	88,116	-			88,116
Stock payable	100,000	-			100,000
Payable to shareholders and related parties	47,325	355,186			402,511
Total Current Liabilities	735,081	1,128,935	-		1,864,016
Other Liabilities:
Derivative liability	910,709	-			910,709
Equipment Loan Payable	-	65,449			65,449
TOTAL LIABILITIES	1,645,791	1,194,384	-		2,840,175

Commitments and contingencies

Preferred stock	-	2,500			2,500
Common stock	1,500,000	3,175	13,496,825	(b)	15,000,000
Additional paid-in capital	16,132,849	2,629,328	(13,496,825)	(b)	5,265,352
Accumulated Defisit	(19,278,640)	(2,870,499)			(22,149,139)

Total Stockholders' Deficit	(1,645,791)	(235,496)	-		(1,881,287)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$0	$958,888	$-		$958,888

The accompanying notes are an integral part of these financial statements

EDULINK
UNAUDITED PRO FORMA CONDENCED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2006

					Consolidated
			Proforma Adjustments		Statement of
	Edulink (a)	Mega Media	Amount	Explanation	Operations

Advertising Revenues	$-	$2,598,148			$2,598,148
Other Revenues	-	150,620			150,620

Total Revenues	-	2,748,768	-		2,748,768

Expense
Airlease	-	2,072,929			2,072,929
Genaral and administrative	5,500	2,274,604			2,280,104
Depreciation and Amortization	-	631,796			631,796

	5,500	4,979,329	-		4,984,829

Net loss from operations	(5,500)	(2,230,561)	-		(2,236,061)

Other Income and Expnses:

Cancelation of debt-accounts payable	431,224	-			431,224
Loss on derivatives	(491,689)	-			(491,689)
Interest expense	(213,366)	(40,413)			(253,779)

Net loss before tax benefits	$(279,331)	$(2,270,974)	-		(2,550,305)

Tax expense	-	-			-

Net loss	$(279,331)	$(2,270,974)			$(2,550,305)

Weighted average number of common shares outstanding	1,500,000,000				15,000,000,000

Net income per basis and diluted shares	$0.00				$0.00

The accompanying notes are an integral part of these financial statements

EDULINK
UNAUDITED PRO FORMA CONDENCED CONSOLIDATED BALANCE SHEET
JULY 31, 2006

			Proforma Adjustments		Consolidated
ASSETS	Edulink (a)	Mega Media	Amount	Explanation	Balance

Current Assets:
Cash	$-	$19,163			$19,163
Accounts receivable, net	-	149,538			149,538
Prepaid expenses	-	214,194			214,194
Total Current Assets	-	382,895	-		382,895

Other Assets:
Fixed Assets, net	-	478,824			478,824
Master records, net	-	-			-
Note Receivable - Gladiator	-	-			-
Deposits	-	225,486			225,486
Other	-	16,010			16,010

TOTAL ASSETS	$-	$1,103,215	$-		$1,103,215

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$136,972	$325,886			$462,858
Taxes payable	3,000	102,725			105,725
Accrued Officers' Compensation	154,981	147,000			301,981
Equipment loan - current portion	-	14,924			14,924
Loans payable	250,000	440,000			690,000
Accrued interest	136,712	-			136,712
Stock payable	100,000	-			100,000
Payable to shareholders and related parties	47,325	237,088			284,413
Total Current Liabilities	828,991	1,267,623	-		2,096,614
Other Liabilities:
Derivative liability	440,515	-			440,515
Equipment Loan Payable	-	55,538			55,538
TOTAL LIABILITIES	1,269,506	1,323,161	-		2,592,667

Commitments and contingencies

Preferred stock	-	2,500			2,500
Common stock	1,500,000	5,077	13,494,923	(b)	15,000,000
Additional paid-in capital	16,132,849	3,967,746	(13,494,923)	(b)	6,605,672
Accumulated Defisit	(18,902,355)	(4,195,269)			(23,097,624)

Total Stockholders' Deficit	(1,269,506)	(219,946)			(1,489,451)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$1,103,215			$1,103,215

The accompanying notes are an integral part of these financial statements

EDULINK
UNAUDITED PRO FORMA CONDENCED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 2006

					Consolidated
			Proforma Adjustments		Statement of
	Edulink (a)	Mega Media	Amount	Explanation	Operations

Advertising Revenues	$-	$1,533,393			$$1,533,393
Other Revenues	-	10,800			10,800

Total Revenues	-	1,544,193	-		1,544,193

Expense
Airlease	-	1,014,838			1,014,838
Genaral and administrative	7,680	1,625,283			1,632,963
Depreciation and Amortization	-	200,330			200,330

	7,680	2,840,451	-		2,848,130

Net loss from operations	(7,680)	(1,296,258)	-		(1,303,937)

Other Income and Expnses:

Cancelation of debt-accounts payable	-	-			-
Loss on derivatives	470,194	-			470,194
Interest expense	(86,230)	(28,512)			(114,742)

Net loss before tax benefits	$376,285	$(1,324,770)	-		(948,485)

Tax expense	-	-			-

Net loss	$376,285	$(1,324,770)			$(948,485)

Weighted average number of common shares outstanding	1,500,000,000				15,000,000,000

Net income per basis and diluted shares	$(0.00)				$0.00

The accompanying notes are an integral part of these financial statements

EDULINK
UNAUDITED PRO FORMA CONDENCED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JULY 31, 2006

					Consolidated
			Proforma Adjustments		Statement of
	Edulink (a)	Mega Media	Amount	Explanation	Operations

Advertising Revenues	$-	$838,024			$838,024
Other Revenues	-	10,800			10,800

Total Revenues	-	848,824	-		848,824

Expense
Airlease	-	568,588			568,588
Genaral and administrative	1,000	864,269			865,269
Depreciation and Amortization	-	166,126			166,126

	1,000	1,598,983	-		1,599,983

Net loss from operations	(1,000)	(750,159)	-		(751,159)

Other Income and Expnses:

Cancelation of debt-accounts payable	-	-			-
Loss on derivatives	(470)	-			(470)
Interest expense	(33,619)	(14,532)			(48,151)

Net loss before tax benefits	$(35,089)	$(764,691)	-		(779,780)

Tax expense	-	-			-

Net loss	$(35,089)	$(764,691)			$(779,780)

Weighted average number of common shares outstanding	1,500,000,000				15,000,000,000

Net income per basis and diluted shares	$0.00				$0.00

The accompanying notes are an integral part of these financial statements

Edulink, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated
Financial Statements
For January 31, 2006 and July 31, 2006

(a) The Edulink, Inc. numbers represent the balances at December 31, 2005 for the January  31, 2006 pro forma and June 30, 2006 for the July 31, 2006 pro forma.

(b) Issuance of Edulink, Inc. shares in exchange for Mega Media Group, Inc. shares to reflect that the Mega Media Group, Inc. shareholders will own 90% of the combined company.